UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — March 1, 2010

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01               Financial Statements and Exhibits.

On March 1, 2010, Bemis Company, Inc. (the “Company”) completed its acquisition from Alcan Holdings Switzerland AG, Alcan Corporation and certain other direct or indirect subsidiaries of Rio Tinto plc that are part of the Alcan Group Companies (collectively, the “Sellers”) of the food packaging business and certain related assets of Sellers located in the United States, Canada, Argentina, Brazil, Mexico and New Zealand (the “Food Packaging Business”).

This Amendment No. 1 to Current Report on Form 8-K/A includes certain financial information required by Item 9.01 that was not contained in the Current Report on Form 8-K dated February 24, 2010 (File No. 1-5277) relating to the acquisition of the Food Packaging Business.

(a)                                  Combined Financial Statements of Rio Tinto Alcan Packaging — Food Americas

The following information is attached hereto as Exhibit 99(a):

Combined Statements of Operations for the years ended December 31, 2009 and 2008 and the periods from January 1, 2007 to October 23, 2007 and from October 24, 2007 to December 31, 2007

Combined Balance Sheets as of December 31, 2009 and 2008

Combined Statements of Cash Flows for the years ended December 31, 2009 and 2008 and the periods from January 1, 2007 to October 23, 2007 and from October 24, 2007 to December 31, 2007

Combined Statements of Comprehensive Income (Loss) and Invested Equity for the years ended December 31, 2009 and 2008 and the periods from January 1, 2007 to October 23, 2007 and from October 24, 2007 to December 31, 2007

Notes to Combined Financial Statements

Reports of Independent Auditors

(b)                                 Unaudited Pro Forma Combined Condensed Financial Statements of the Company

The following information is attached hereto as Exhibit 99(b):

Unaudited pro forma combined condensed balance sheet of the Company as of December 31, 2009

Unaudited pro forma combined condensed statements of income of the Company for the twelve months ended December 31, 2009

Notes to unaudited pro forma combined condensed financial statements of the Company

(d)                                 The following exhibits are filed herewith:

23                                    Consent of PricewaterhouseCoopers LLP

99(a)                      Combined Financial Statements of Rio Tinto Alcan Packaging — Food Americas

99(b)                     Unaudited Pro Forma Combined Condensed Financial Statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Scott B. Ullem	By	/s/ Stanley A. Jaffy
	Scott B. Ullem, Vice President and		Stanley A. Jaffy, Vice President and
	Chief Financial Officer		Controller

Date May 12, 2010